 CLEARWATER PAPER CORPORATIONFIRST QUARTERSUPPLEMENTAL INFORMATION  05/01/19 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORROBERT HRIVNAKSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

   FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding; financial models; estimated Q2 2019 net earnings, EBITDA, adjusted EBITDA, operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin; Q2 2019 and full year 2019 product pricing and sales mix, product volumes shipped, costs, SG&A and maintenance and full year 2019 earnings, adjusted net earnings, EBITDA, adjusted EBITDA, net sales and adjusted operating margin. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;the loss of, changes in prices in regard to, or reduction in, orders from a significant customer;changes in customer product preferences and competitors' product offerings;our ability to complete construction of our new tissue manufacturing operations in Shelby, North Carolina on time and within current cost expectations;customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations when they are completed;consolidation and vertical integration of converting operations in the paperboard industry;our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects, and achieve the expected operational or financial results of those projects, including from the continuous digester at our Lewiston, Idaho facility;changes in the cost and availability of wood fiber and wood pulp;changes in transportation costs and disruptions in transportation services;labor disruptions;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;larger competitors having operational and other advantages;cyclical industry conditions;changes in expenses, required contributions and potential withdrawal costs associated with our pension plans;environmental liabilities or expenditures;cyber-security risks;reliance on a limited number of third-party suppliers for raw materials;our ability to attract, motivate, train and retain qualified and key personnel;material weaknesses in our internal control over financial reporting;our substantial indebtedness and ability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation.   2

   FIRST QUARTERBUSINESS HIGHLIGHTS  $429 MILLION NET SALES, FLAT VS. Q4'18 $14 MILLION GAAP OPERATING INCOMEDILUTED GAAP EPS OF $0.23 SOLID OPERATING RESULTS; $40 MILLION ADJUSTED EBITDA,1,2 WITHIN OUR OUTLOOK RANGE OF $37 TO $43 MILLION QUARTER IMPACTED BY $4 MILLION DUE TO A NATURAL GAS SUPPLY PIPELINE DISRUPTION AND $3 MILLION OF SG&A RELATED TO 2018 MATERIAL WEAKNESSES AND GOODWILL IMPAIRMENTNEW PAPER MACHINE IN SHELBY, NC STARTED AS EXPECTED, WILL RAMP TO FULL RUN RATE OVER THE NEXT 12 MONTHS  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.   3

 FINANCIAL SUMMARY (GAAP BASIS)(UNAUDITED)                        (Dollars in thousands - except per-share amounts)  Q1'18    Q2'18    Q3'18    Q4'18    Q1'19                          Net sales  $436,952    $432,099    $426,460    $428,707    $428,779    Gross Profit  $44,519    $44,945    $50,239    $46,503    $44,533    Selling, general and administrative expenses  ($32,980  )  ($26,564  )  ($26,283  )  ($27,161  )  ($30,171  )  Operating income (loss)  $11,539    $18,381    $46,900    ($174,729  )  $14,362    Consumer Products  $1,629    ($3,604  )  ($1,269  )  $513    $1,271    Gain on divested assets  $—    $—    $22,944    $1,008    $—    Goodwill impairment  $—    $—    $—    ($195,079  )  $—    Pulp and Paperboard  $26,154    $34,192    $38,280    $31,800    $29,388    Corporate  ($16,244  )  ($12,207  )  ($13,055  )  ($12,971  )  ($16,297  )  Operating margin  2.6%  4.3%  11.0%  (40.8)%  3.3  %  Interest expense, net  ($8,020  )  ($7,723  )  ($7,547  )  ($7,330  )  ($8,486  )  Non-operating pension and other postretirement benefit costs  ($1,279  )  ($1,187  )  ($1,234  )  ($1,233  )  ($1,314  )  Income tax benefit (provision)  $360    ($2,510  )  ($3,675  )  ($4,480  )  ($725  )  Net earnings (loss)  $2,600    $6,961    $34,444    ($187,772  )  $3,837    Net earnings (loss) per diluted common share  $0.16    $0.42    $2.08    ($11.39  )  $0.23    4  1 In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

FINANCIAL SUMMARY (ADJUSTED BASIS) (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19 Outlook[7]
Net sales	$436,952	$432,099	$426,460	$428,707	$428,779	3.5% - 4.5% Higher
Adjusted gross profit[1]	$44,712	$45,768	$50,399	$46,601	$44,533	
Adjusted gross profit margin[1,2]	10.2%	10.6%	11.8%	10.9%	10.4%	
Adjusted selling, general and administrative expenses[1]	($28,778)	($27,171)	($25,644)	($26,182)	($30,521)	
Adjusted operating income (loss)[1]	$15,934	$18,597	$24,755	$20,419	$14,012	
Consumer Products	$3,072	($2,596)	($1,024)	$852	$1,271	
Pulp and Paperboard	$26,445	$34,284	$38,351	$31,806	$29,388	
Corporate	($13,583)	($13,091)	($12,572)	($12,239)	($16,647)	
Adjusted operating margin[1,4]	3.6%	4.3%	5.8%	4.8%	3.3%	2.0% - 4.0%
Interest expense, net	($8,020)	($7,723)	($7,547)	($7,330)	($8,486)	
Non-operating pension and other postretirement benefit costs[3]	($1,279)	($1,187)	($1,234)	($1,233)	($1,314)	
Adjusted income tax (provision) benefit[1]	($1,415)	($2,566)	$6,315	($4,494)	($704)	
Adjusted net earnings[1]	$5,220	$7,121	$22,289	$7,362	$3,508	
Depreciation and amortization expense	$25,167	$25,177	$25,342	$26,267	$25,836	
Adjusted EBITDA[1,3]	$41,101	$43,774	$50,097	$46,686	$39,848	$36,000 - $44,000
Consumer Products	$17,369	$11,624	$13,423	$15,672	$16,042	
Pulp and Paperboard	$35,874	$43,645	$47,667	$41,498	$38,873	
Corporate[3]	($12,142)	($11,495)	($10,993)	($10,484)	($15,067)	
Adjusted EBITDA margin[1,3,5]	9.4%	10.1%	11.7%	10.9%	9.3%	
Adjusted net earnings per diluted common share[1]	$0.31	$0.43	$1.35	$0.45	$0.21	
Consolidated Secured Leverage Ratio[1,6]	4.15	3.95	3.97	0.99	1.62	
Cash flow from operations	$30,853	$80,023	$10,223	$47,800	($29,399)	
Capital Expenditures	$49,747	$117,712	$85,040	$85,451	$43,146	

[1] Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[4] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[5] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[6] Consolidated secured leverage ratio is calculated as the net secured debt to rolling four quarter total adjusted EBITDA plus franchise taxes and other reocuring non-cash items.
[7] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.

5

 Q1’19 VS. Q4’18CONSOLIDATED ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.   PRICE/MIX    Higher paperboard and tissue pricing from previously announced price increases and improved mix  VOLUME    Seasonally lower paperboard shipments, lower paperboard shipments due to customer purchases ahead of price increase, partially offset by higher tissue shipments to existing and new customers  PULP/WOOD FIBER    Higher external pulp prices as favorable 2018 contracts expired; higher wood fiber prices for Arkansas mill due to wet weather  TRANSPORTATION    CPD operating model improvements from reduced freight and external warehousing costs  ENERGY/PIPELINE DISRUPTION    Higher natural gas prices primarily due to a pipeline supply disruption impacting the Idaho mill  SG&A    Primarily legal fees, audit fees and other costs related to material weakness and goodwill impairment.  ADJ. EBITDA1(MILLIONS)  1,2  1  6

Q1'19 VS. Q1'18 CONSOLIDATED ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Implementation of announced price increases in both divisions
VOLUME /DIVESTITURE	Lower retail tissue shipments due to volume loss from significant customer in 2018 partially offset by new customer shipments; lower tissue shipments due to divestiture of Ladysmith mill in August 2018; lower paperboard shipments due to customer purchases ahead of price increase
PULP/WOOD FIBER	Higher external pulp prices; higher wood fiber prices for Arkansas mill due to wet weather
TRANSPORTATION	CPD operating model improvements from reduced freight and external warehousing costs
ENERGY/PIPELINE DISRUPTION	Higher natural gas prices due to a pipeline supply disruption impacting the Idaho mill
SG&A AND OTHER	Higher legal fees, audit fees and other costs related to material weakness and goodwill impairment, more than offset by SG&A restructure cost savings initiative



ADJ. EBITDA[1] (MILLIONS)
$52
$47
$42
$37
$32
$41.1
$10.0
-$7.9
-$6.0
$5.7
-$4.0
$0.9
$39.8
Q1'18 Adj. EBITDA 1,2
Price/Mix
Volume/Divestiture
Pulp/Wood Fiber
Transportation
Energy/Pipeline Disruption
SG&A and Other
Q1'19 Adj. EBITDA 1

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

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KEY SEGMENT RESULTS - CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19
Shipments					
Retail (short tons)	80,971	73,070	70,335	69,480	73,356
Non-Retail (short tons)[1]	11,236	17,316	18,525	11,500	10,266
Total Tissue Tons	92,207	90,386	88,860	80,980	83,622
Converted Products (cases in thousands)[2]	13,262	12,027	11,789	11,621	12,320
Sales Price					
Retail ($/short ton)	$2,715	$2,707	$2,615	$2,776	$2,789
Non-Retail ($/short ton)[1]	$1,509	$1,372	$1,491	$1,727	$1,799
Total Tissue ($/short ton)	$2,568	$2,451	$2,381	$2,627	$2,667
Segment net sales ($ in thousands)	$238,842	$221,585	$211,642	$212,743	$223,336
Segment GAAP operating income (loss)[5] ($ in thousands)	$1,629	($3,604)	$21,675	($193,558)	$1,271
Segment GAAP operating margin	0.7%	(1.6)%	10.2%	(91.0)%	0.6%
Segment Adjusted EBITDA[3] ($ in thousands)	$17,369	$11,624	$13,423	$15,672	$16,042
Segment Adjusted EBITDA margin[4]	7.3%	5.2%	6.3%	7.4%	7.2%

[1] Includes away-from-home (AFH), contract and parent roll tissue products.
[2] Includes retail, AFH, and contract tissue case products.
[3] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[4] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.
[5] Operating income (loss) for Q3'18 and Q4'18 includes $22.9 million and $1.0 million, respectively, for the gain on divested assets, net.

8

   CLEARWATER PAPERTISSUE SHIPMENTSAND U.S. RETAIL TISSUE MARKET  U.S. Retail Tissue Market Q1'19 ($) (MultiOutlet)1                  CATEGORY  PRIVATELABEL      BRANDS      TOTAL                      Total RetailTissue Share ($)  30%    70%    100%  % ChangeQ1'19 vs. Q4’18  (0.4)%    0.4%    —  %   1 Data Source: IRI Worldwide data through March 24, 2019.  CLW Q1'19 by Market Segment(% of Tons)  CLW Q4'18 by Market Segment(% of Tons)  Other  Parent Rolls  Parent Rolls  AFH  AFH  Retail  Retail  9  Other  1%   1%

 PRICE/MIX    Higher pricing due to previously announced price increase and higher mix of cases  VOLUME    Higher tissue shipments at existing and new accounts  PULP    Higher external prices and higher internal transfer costs  TRANSPORTATION    Operating model improvements from reduced freight and external warehousing costs  ENERGY    Higher natural gas prices due to a pipeline supply disruption impacting the Idaho mill  Q1'19 VS. Q4'18CONSUMER PRODUCTS ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.   SEGMENT ADJ. EBITDA1(MILLIONS)  1,2  1  10

 KEY SEGMENT RESULTS – PULP AND PAPERBOARD(UNAUDITED)  1 Shipments and Sales Price exclude Scrap Sales beginning in the fourth quarter of 2018.2 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.3 Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.    Q1'18    Q2'18    Q3'18    Q4'18    Q1'19                          Shipments1                      Paperboard (short tons)  206,309    216,582    218,135    218,322    202,834    Sales Price1                      Paperboard ($/short ton)  $960    $972    $985    $982    $1,001    Segment net sales ($ in thousands)  $198,110    $210,514    $214,818    $215,964    $205,443    Segment GAAP operating income ($ in thousands)  $26,154    $34,192    $38,280    $31,800    $29,388    Segment GAAP operating margin  13.2%    16.2%    17.8%    14.7%    14.3%    Segment Adjusted EBITDA2 ($ in thousands)  $35,874    $43,645    $47,667    $41,498    $38,873    Segment Adjusted EBITDA margin3  18.1%    20.7%    22.2%    19.2%    18.9%    11

CLEARWATER PAPER PAPERBOARD SHIPMENTS AND U.S. PAPERBOARD MARKET

CLW Q1'19 by Market Segment
(% of Tons)


Folding
56%
Food Service
38%
Liquid Pkg
6%

CLW Q4'18 by Market Segment
(% of Tons)


Folding
56%
Food Service
37%
Liquid Pkg
7%

U.S. Paperboard Production Q1'19[3]

CATEGORY	CLEARWATER PAPER	OTHER
Total Domestic SBS[1] Market Share	13%	87%
Folding	17%	83%
Food Service[2]	13%	87%
Liquid Packaging	3%	97%

[1] Solid Bleached Sulfate.
[2] Food Service includes cup, plate, dish and tray products.
[3] Data Source: American Forest and Paper Association Solid Bleached Domestic Production – March 31, 2019.

12

 PRICE/MIX    Higher prices due to previously announced price increase and improved mix  VOLUME    Seasonally lower paperboard shipments and lower shipments due to customer purchases ahead of price increase  PULP/WOOD FIBER    Higher external pulp prices and higher wood fiber prices due to wet weather at our Arkansas mill offset by higher internal pulp transfer costs  ENERGY    Higher natural gas prices due to a pipeline supply disruption impacting the Idaho mill  Q1’19 vs. Q4'18 PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.   SEGMENT ADJ. EBITDA1(MILLIONS)  1,2  1  13

Q2'19 ADJUSTED EBITDA OUTLOOK[1] AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

	OUTLOOK	
	THREE MONTHS ENDING JUNE 30, 2019	
	RANGE OF ESTIMATE	
(Dollars in thousands)	FROM	TO
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[2]:		
GAAP net (loss) earnings	($1,600)	$4,000
Interest expense, net	8,000	9,000
Income tax (benefit) provision	(100)	300
Depreciation and amortization expense	28,000	29,000
EBITDA[2]	$34,300	$42,300
Directors' equity-based compensation expense	400	400
Non-operating pension and other postretirement benefit costs[3]	1,300	1,300
Adjusted EBITDA[3,4]	$36,000	$44,000

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[4] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

14

Q2'19 ADJUSTED NET EARNINGS OUTLOOK[1] AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

	OUTLOOK	
	THREE MONTHS ENDING JUNE 30, 2019	
	RANGE OF ESTIMATE	
(Dollars in thousands)	FROM	TO
GAAP Operating Income	$7,000	$15,000
Directors' equity-based compensation expense	400	400
Non-operating pension and other postretirement benefit costs	1,300	1,300
Adjusted operating income[2]	$8,700	$16,700

(Dollars in thousands)	FROM	TO
GAAP net (loss) earnings	($1,600)	$4,000
Adjustments, after tax[3]:		
Directors' equity-based compensation expense	375	375
Non-operating pension and other postretirement benefit costs	1,200	1,200
Adjusted net (loss) earnings[2]	($25)	$5,575

	FROM	TO
GAAP net (loss) earnings per diluted common share[4]	($0.10)	$0.24
Adjusted net earnings per diluted common share[2,4]	$—	$0.34

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] All non-tax items are tax effected at a 6% annual rate.
[4] GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing first quarter 2019 diluted average common shares outstanding of 16,563 (in thousands).

15

   Q2'19 OUTLOOK1    3.5% - 4.5% Higher    2.0% - 4.0%    $36M - $44M    $0.00 - $0.34  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2,5  ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings per diluted common share is calculated utilizing first quarter 2018 diluted average common shares outstanding of 16,563 (in thousands).5 In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.   16

 APPENDIX    17

 ADJUSTED GROSS PROFIT& ADJUSTED SG&ARECONCILIATION OF NON-GAAPFINANCIAL MEASURES (UNAUDITED)  1 Gross profit is defined as net sales minus cost of sales.2 Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.                        (Dollars in thousands)  Q1'18    Q2'18    Q3'18    Q4'18    Q1'19                          Gross profit1  $44,519    $44,945    $50,239    $46,503    $44,533    Reorganization expenses associated with SG&A cost control measures  193    31    2    —    —    Consumer Products reorganization related expenses  —    792    158    98    —    Adjusted gross profit2  $44,712    $45,768    $50,399    $46,601    $44,533    Selling, general and administrative expenses (SG&A)  ($32,980  )  ($26,564  )  ($26,283  )  ($27,161  )  ($30,171  )  Directors' equity-based compensation (benefit) expense  (709)  (1,990)  769    (410)  (350)  Reorganization expenses associated with SG&A cost control measures  4,911    1,045    208    545    —    Other   —    338    (338)  844    —    Adjusted selling, general and administrative expenses2  ($28,778  )  ($27,171  )  ($25,644  )  ($26,182  )  ($30,521  )  18

SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19
Consumer Products					
Operating income (loss)[1]	$1,629	($3,604)	$21,675	($193,558)	$1,271
Reorganization expenses associated with SG&A cost control measures	1,443	216	87	241	—
Consumer Products reorganization related expenses	—	792	158	98	—
Gain on divested assets, net	—	—	(22,944)	(1,008)	—
Goodwill impairment	—	—	—	195,079	—
Adjusted Consumer Products operating income (loss)[2]	$3,072	($2,596)	($1,024)	$852	$1,271
Pulp and Paperboard					
Operating Income	$26,154	$34,192	$38,280	$31,800	$29,388
Reorganization expenses associated with SG&A cost control measures	291	92	71	6	—
Adjusted Pulp and Paperboard operating income[2]	$26,445	$34,284	$38,351	$31,806	$29,388
Corporate					
Operating loss	($16,244)	($12,207)	($13,055)	($12,971)	($16,297)
Directors' equity-based compensation (benefit) expense	(709)	(1,990)	769	(410)	(350)
Reorganization expenses associated with SG&A cost control measures	3,370	768	52	298	—
Other	—	338	(338)	844	—
Adjusted Corporate operating loss[2]	($13,583)	($13,091)	($12,572)	($12,239)	($16,647)

[1] Operating income for Q3'18 and Q4'18 includes $22.9 million $1.0 million, respectively, for the gain on divested assets, net.
[2] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

19

ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands - except per-share amounts)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19
GAAP net earnings (loss)	$2,600	$6,961	$34,444	($187,772)	$3,837
Adjustments, after tax[1]:					
Directors' equity-based compensation (benefit) expense	(532)	(1,472)	524	(337)	(329)
Reorganization expenses associated with SG&A cost control measures	3,828	796	143	447	—
Impact of state tax rate changes	(676)	—	—	—	—
Consumer Products reorganization related expenses	—	586	108	80	—
Other	—	250	(250)	693	—
Gain on divested assets, net	—	—	(12,680)	(828)	—
Goodwill impairment	—	—	—	195,079	—
Adjusted net earnings[2]	$5,220	$7,121	$22,289	$7,362	$3,508
Net earnings (loss) per diluted common share	$0.16	$0.42	$2.08	($11.39)	$0.23
Adjustments, after tax[1]:					
Directors' equity-based compensation (benefit) expense	(0.03)	(0.09)	0.03	(0.02)	(0.02)
Reorganization expenses associated with SG&A cost control measures	0.22	0.04	0.01	0.03	—
Impact of state tax rate changes	(0.04)	—	—	—	—
Consumer Products reorganization related expenses	—	0.04	0.01	0.01	—
Other	—	0.02	(0.02)	0.04	—
Gain on divested assets, net	—	—	(0.76)	(0.05)	—
Goodwill impairment	—	—	—	11.83	—
Adjusted net earnings per diluted common share[2]	$0.31	$0.43	$1.35	$0.45	$0.21

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

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 ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED)  1 Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.                        (Dollars in thousands)  Q1'18    Q2'18    Q3'18    Q4'18    Q1'19                          GAAP income tax benefit (provision)  $360    ($2,510  )  ($3,675  )  ($4,480  )  ($725  )  Adjustments, tax impact:                      Directors' equity-based compensation benefit (expense)  177    518    (245)  73    21    Reorganization expenses associated with SG&A cost control measures  (1,276)  (280)  (67)  (98)  —    Impact of state tax rate changes  (676)  —    —    —    —    Consumer Products reorganization related expenses  —    (206)  (50)  (18)  —    Other   —    (88)  88    (151)  —    Gain on divested assets, net  —    —    10,264    180    —    Adjusted income tax benefit (provision)1  ($1,415)    ($2,566)    $6,315    ($4,494)    ($704)    21

EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1]					
GAAP net earnings (loss)	$2,600	$6,961	$34,444	($187,772)	$3,837
Interest expense, net	8,020	7,723	7,547	7,330	8,486
Income tax (benefit) provision	(360)	2,510	3,675	4,480	725
Depreciation and amortization expense	25,167	25,177	25,342	26,267	25,836
EBITDA[1]	$35,427	$42,371	$71,008	($149,695)	$38,884
Directors' equity-based compensation (benefit) expense	(709)	(1,990)	769	(410)	(350)
Reorganization expenses associated with SG&A cost control measures	5,104	1,076	210	545	—
Consumer Products reorganization related expenses	—	792	158	98	—
Other	—	338	(338)	844	—
Gain on divested assets, net	—	—	(22,944)	(1,008)	—
Goodwill impairment	—	—	—	195,079	—
Non-operating pension and other postretirement benefit costs[3]	1,279	1,187	1,234	1,233	1,314
Adjusted EBITDA[2,3]	$41,101	$43,774	$50,097	$46,686	$39,848

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.

[2] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

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SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19
Consumer Products					
Operating income (loss)[3]	$1,629	($3,604)	$21,675	($193,558)	$1,271
Depreciation and amortization expense	14,297	14,220	14,447	14,820	14,771
Segment EBITDA[1]	$15,926	$10,616	$36,122	($178,738)	$16,042
Reorganization expenses associated with SG&A cost control measures	1,443	216	87	241	—
Consumer Products reorganization related expenses	—	792	158	98	—
Gain on divested assets, net	—	—	(22,944)	(1,008)	—
Goodwill impairment	—	—	—	195,079	—
Segment Adjusted EBITDA[2,4]	$17,369	$11,624	$13,423	$15,672	$16,042
Pulp and Paperboard					
Operating income	$26,154	$34,192	$38,280	$31,800	$29,388
Depreciation and amortization expense	9,429	9,361	9,316	9,692	9,485
Segment EBITDA[1]	$35,583	$43,553	$47,596	$41,492	$38,873
Reorganization expenses associated with SG&A cost control measures	291	92	71	6	—
Segment Adjusted EBITDA[2,4]	$35,874	$43,645	$47,667	$41,498	$38,873
Corporate					
Operating loss	($16,244)	($12,207)	($13,055)	($12,971)	($16,297)
Depreciation and amortization expense	1,441	1,596	1,579	1,755	1,580
Non-operating pension and other postretirement benefit costs[4]	(1,279)	(1,187)	(1,234)	(1,233)	(1,314)
Corporate EBITDA[1]	($16,082)	($11,798)	($12,710)	($12,449)	($16,031)
Directors' equity-based compensation (benefit) expense	(709)	(1,990)	769	(410)	(350)
Reorganization expenses associated with SG&A cost control measures	3,370	768	52	298	—
Other	—	338	(338)	844	—
Non-operating pension and other postretirement benefit costs[4]	1,279	1,187	1,234	1,233	1,314
Corporate Adjusted EBITDA[2,4]	($12,142)	($11,495)	($10,993)	($10,484)	($15,067)

[1] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization and non-operating pension and other postretirement benefit costs. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.

[2] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

[3] Operating income for Q3'18 and Q4'18 includes $22.9 million $1.0 million, respectively, for the gain on divested assets, net.

[4] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

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